Evommune Corporate Presentation September 2026 © Evommune, Inc.

Disclaimers This presentation has been prepared by Evommune, Inc. (“we”, “us” or “our”) and contains forward-looking statements, including: statements about our expectations regarding the potential benefits, clinical activity and tolerability of our product candidates; our expectations with regard to the results of our clinical trials, preclinical studies and research and development programs, including the potential therapeutic benefit of EVO756, EVO301 and EVO646, the design, objectives, initiation, timing, progress and results of current and future preclinical studies and clinical trials of our product candidates, including the ongoing and planned Phase 2 clinical trials for EVO756, EVO301 and EVO646; anticipated cash runway; and continued advancement of our portfolio. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. These and other risks are described more fully in our Annual Report on Form 10-K for the year ended December 31, 2025 and our other filings with the Securities and Exchange Commission (the “SEC”) and our other documents subsequently filed with or furnished to the SEC. All forward-looking statements represent our views as of the date of this presentation. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except to the extent required by law, we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. This presentation also contains estimates made by independent parties relating to industry market size and other data. These estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight on such estimates. We have not independently verified the accuracy or completeness of such information and we do not take any responsibility with the accuracy or completeness of such information. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only. © Evommune, Inc.

Chronic Inflammation is a Global Healthcare Crisis

3 of 5

Deaths Worldwide[1]

Chronic Inflammation Destroys Lives

$90B

Annual Direct Cost[2]

Substantial Burden on the Healthcare System

>50%

I&I Therapies Fail Patients

Treatments Have Critical Limitations

234M

Patients Diagnosed with Immunological Disease[3]

7%

Advanced Therapies >$100B Sales[4]

Evommune (EVMN) is Doing Something About It

Experienced Team

Leaders behind
~30 approved NDAs and BLAs

Distinct Mechanisms

Novel approaches to
heterogeneous diseases

Portfolio Approach

Multiple assets across
multiple indications

1. https://www.ncbi.nlm.nih.gov/books/NBK493173/. 2. Wylezinski LS, et al. PMID: 30979036. 3. GlobalData, 2023. 4. GlobalData, 2023 (US/EU5/JP forecasts).

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© Evommune, Inc.
evommune

A Broad Portfolio Progressing Multiple Opportunities

EVO301 | IL-18 Biologic

IL-18 Blockade for Multi-Pathway Immunomodulation



(Th2) Inflammation
Adaptive
Innate Inflammation
Novel Biologic Using the Fully Human IL-18 Binding Protein

Target Population: 6M[1]

EVO756 | Oral MRGPRX2

Targeting Sensory Neurons and Mast Cells in Migraine



MRGPRX2
Mast Cell
Sensory Neuron

Target Population: 30M[2]

EVO646 | Oral TLR7/8

Dual Mechanism for Autoimmune Disease



Type I Interferon Pathway
pDC
IFNα
IFNβ
IL-6
Inflammation
TNFα
IL1β
Type I IFN
Pathogenic B-Cell Pathway
B
Plasma Cell
Elevated Antibody
Autoantibodies

Target Population: ~6M[3]

Focused on Innovative Targets with a High Probability of Success

1. Moderate-to-severe atopic dermatitis, US adults; Chiesa Fuxench ZC, et al. J Invest Dermatol 2019. 2. US/EU5/JP eligible patients estimated. Sources: Clarivate "Migraine: Disease Landscape and Forecast" (2026), AHS guidelines for migraine prevention eligibility, Buse *et al.* (2024), Silberstein *et al.* (2015), Cohen *et al.* (2024), Coppola *et al.* (2025), Sakai *et al.* (2022). 3. Evommune internal estimates based on initial potential indications.

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© Evommune, Inc.
evommune

Pipeline of Potential Best-in-Class and/or First-in-Class Assets © Evommune, Inc. Program/Target Indication Preclinical Phase 1 Phase 2 Phase 3 EVO301 IL-18BP Atopic Dermatitis Ulcerative Colitis Other Indications1 EVO756 MRGPRX2 Migraine EVO646 TLR 7/8 antagonist Autoimmune Diseases Phase 2b Data Anticipated 2028 Phase 2 Planning Underway Phase 2b Topline Anticipated 2027 POC Achieved; Translational Evaluation in Progress Plan to Enter Clinic 1H2027 Advancing Multiple Preclinical Programs Toward Clinical Proof-of-Concept 1. Other indications may include ulcerative colitis (UC), Crohn’s disease (CD), certain cardiovascular inflammatory conditions and other additional indications where IL-18 pathway dysregulation drives disease.

EVO301 has Multi-Billion Dollar Potential

Secure Access → Advance to 1L → AD Market Expansion → Expand into IL-18 Diseases

~700K Patients + **~2.0M** Patients + **~2.3M** Patients → **~6M** Patients

2L+ Advanced Therapy AD
Biologic-experienced / inadequate responders

1L Advanced Therapy AD
Initiating advanced systemic therapy

Moderate-to-Severe AD
Eligible for advanced therapies

~$60B Market

~$100B Market
IL-18–Driven Diseases
AD, UC, CD + adjacent pipeline expansion

EVO301 has the potential to become a foundational therapy in atopic dermatitis and other IL-18 driven diseases

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© Evommune CONFIDENTIAL

Source: Evommune 2036 estimates based on Evaluate Pharma (2032), Datamonitor (2033) data evommune

EVO301: Addresses Limitations of Existing Biologics

Demonstrated Ability to Impact Multiple Drivers of AD

	Adaptive Inflammation					
Biologic Pathway	**TH2**	**TH1**	**TH17**	**Innate Inflammation**	**Skin Barrier (IL-22)**	**No Conjunctivitis Signal**
IL-18	✓	✓	✓	✓	✓	✓
DUPIXENT®	✓	✗		✓	✓	✗
EBGLYSS®	✓	✗		✓	✓	✗
ADBRY®	✓	✗		✓	✓	✗
NEMLUVIO®	✓				✓	✓

Broader inflammatory signaling of IL-18 can address endotypes not fully captured by Th2-targeted therapies

Green = impacts biological pathway; **Red** = negative effect.

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© Evommune, Inc.

Key Milestones Ahead For Evommune (NYSE: EVMN) © Evommune, Inc. ~$287M Cash and Investments; Expected Runway Into 2029 Championing Innovation for Chronic Inflammation EVO301 IL-18BP Plan to initiate Phase 2b in AD with subcutaneous formulation in mid-2027 EVO756 MRGPRX2 Expect top-line data from Phase 2b migraine trial in 2027 EVO646 TLR7/8 Plan to initiate Phase 1 in 1H 2027 Research Anticipate new programs entering the clinic with a steady cadence

EVO301: Potential Best-in-Class IL-18BP Fusion Protein Long-Acting Serum Albumin-Binding Injectable Therapeutic Fusion Protein Designed to Neutralize IL-18 Signaling © Evommune, Inc.

Potential to Command Substantial Market Share in AD Market © Evommune, Inc. Sales from Evaluate Pharma may represent projections (accessed Sept 2026). 1. At maintenance. 2. From ’25-’26. 3. Global atopic dermatitis therapeutics market, projected at $29.5B by 2033 from $15.4B in 2024 (7.5% CAGR); Astute Analytica, Feb 2026. Sales in $M Class Route of Administration1 Launch Year 2025 WW Net Sales 2025 US Net Sales Projected CAGR Projected Peak WW AD Net Sales in $M IL-4/-13 Q2W SubQ 2017 $12,496 $9,234 +9% $18,787 (2030) IL-13 Q2W SubQ 2021 $532 $422 +5% $691 (2030) IL-13 Q4W or Q8W SubQ 2024 $408 $274 +24% $2,318 (2033) IL-31 Q8W SubQ 2024 $339 $172 +33% $3,312 (2033) Top AD Biologics Currently ~$17B Worldwide, Projected to be ~$30B by 20333

Proven Playbook, Larger Market: AD Could Reach ~$60B

10 of 14 Psoriasis Advanced Therapies Became Blockbusters
AD Has ~5x the Patients



Global Sales ($B)
60
50
40
30
20
10
0
Y1 Y2 Y3 Y4 Y5 Y6 Y7 Y8 Y9 Y10 Y11 Y12 Y13 Y14 Y15 Y16 Y17 Y18 Y19 Y20 Y21 Y22
AD Today:
Concentrated, Early in Market Expansion
New Entrants will Grow the AD Market
$12.5B Dupixent (IL-4/-13)
$ 1.5B Adbry (IL-13)
$ 1.0B Rinvoq (JAK1)
$ 0.5B Ebglyss (IL-13)
$ 0.3B Nemluvio (IL-31)
$ 0.3B Cibinqo (JAK1)
$ 1.8B Other
Atopic Dermatitis
Mod-to-Sev Patients ≈ 29M 1
$10.6B Skyrizi (IL-23)
$ 4.2B Tremfya (IL-23)
$ 2.4B Stelara (IL-12/-23)
$ 5.3B Cosentyx (IL-17A)
$ 2.5B Taltz (IL-17A)
$ 1.4B Bimzelx (IL-17A/F)
$ 0.8B Humira (TNFα)
$ 0.2B Enbrel (TNFα)
$ 0.1B Remicade (TNFα)
$ 2.0B Otezla (PDE4)
$ 0.2B Siliq (IL-17R)
$ 0.3B Sotyktu (TYK2)
$ 1.0B Ilumya (IL-23)
$ 0.2B Cimzia (TNFα)
$ 1.0B Other
Psoriasis
Mod-to-Sev Patients ≈ 5.6M 2

40% of Psoriasis Patients Have Cycled Through 3+ Biologics, AD Needs Many More Options

Per Evaluate Pharma (May represent projections and not actual sales); "Year 1" for AD represents 2017 (year of Dupixent launch); "Year 1" for Psoriasis represents 2004 (year of Enbrel launch in plaque psoriasis); 1. Total estimated prevalence in adult and pediatric populations from Decision Resources DL&F; 2. Total estimated prevalence in adult and pediatric populations; Estimated per psoriasis.org, datacenter.aecf.org, Armstrong et al. (2021), Paller et al. (2018), Tannenbaum et al. (2022), Helmick et al. (2014), Rosario-Jansen et al. (2025). Note this slide contains registered trademarks not owned by Evommune. AD market size from Evaluate and internal analyses.

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© Evommune, Inc.

Both EBGLYSS and NEMLUVIO, Launched in 2024, Each Projected for $2.5B+ Global Sales EBGLYSS and NEMLUVIO AD Launches Outpace Historical Psoriasis Launches © Evommune, Inc. Sources: IQVIA, based on New to Brand prescriptions. 1 2 3 4 5 6 7 8 9 10 11 12 Months Post-Launch U.S. Monthly TRX (000s) Ebglyss Nemluvio Bimzelx Skyrizi

IL-18 Immune Rebalancing: Modulate Innate and Adaptive Inflammation for Potential Disease Remission

Involved in Innate and Adaptive Immune Processes



Infection
PAMPs*
Dysbiosis
DAMPs*
Tissue Injury
IL-18 producing cells
Stromal/mesenchymal
Macrophage
Dendritic cell
IL-18
IL-18 responding cells
Epithelial
Endothelial
Macrophage
Dendritic cell
CD4 T
CD8 T
NK
Tissue Pathophysiology
Th1, 2, 17 Differentiation
Inflammatory Infiltrates
Inflammatory Cytokines
Autoimmunity
Pathogen Clearance
Angiogenesis
Epithelial Barrier
Clinical Manifestations
Chronic Inflammation
Barrier Dysfunction
Infection
Tissue Damage

IL-18BP Therapeutic Approach



IL-18BP
IL-18
IL-18R1
IL-18RAP
Activation
No Response

PAMPs: Pathogen-associated molecular patterns; DAMPs: Damage-associated molecular patterns

13
© Evommune, Inc.
evommune

EVO301: Long-Acting IL-18 Neutralizer Designed for Tissue Targeting

SAFA and IL-18BP Fused Via Peptide Linker for Extended Neutralization of IL-18 Activity

SAFAbody™ Platform Technology

- $T_{½}$ extension: FcRn-mediated recycling of HSA
- Efficient tissue distribution:
  - Smaller size (MW ~65 kD) and HSA binding

IL-18 Binding Protein (IL-18BP)

- High binding affinity and specificity
- Native fully human sequence


Free IL-18
IL-18
IL-18 BP
Peptide linker
SAFA
Albumin

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© Evommune, Inc.

SAFA - Anti-Serum Albumin Fab-Associated. HSA – Human Serum Albumin SAFABODY™ is a trademark of AprilBio Co., Ltd.

evommune

EVO301 Phase 2a Proof of Concept Trial Design

Adults with Moderate-to-Severe Atopic Dermatitis (N = 70)

Randomized, Double-Blind, Parallel Group, Placebo-Controlled Trial



Screening
Randomization
2 Active : 1 PBO
EVO301: 5 mg/kg IV
Placebo
End of Trial
BL
W2
W4
W8
W12
Dosing day
Dosing day

AD Population

- EASI ≥16
- vIGA ≥3
- BSA ≥10%

Primary Endpoint

- Percent change from EASI at Week 12 (Bayesian)

Pharmacokinetics

Target Engagement

EASI = Eczema Area and Severity Index; vIGA = Validated Investigator Global Assessment; BSA = Body Surface Area; BL = Baseline; PBO = Placebo. Trial identifier: NCT06723405

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© Evommune, Inc.
evommune

EVO301 Achieved the Primary Endpoint Phase 2a Proof-of-Concept Trial in Moderate-to-Severe Atopic Dermatitis (N=70) © Evommune, Inc. 34% placebo-adjusted EASI improvement at week 8 (33% at week 12) 23% of patients achieved IGA 0/1 at week 12 vs 0% on placebo Highly significant EASI reductions vs placebo at weeks 4, 8, and 12 No treatment-related serious or severe AEs Biomarkers and secondary endpoints moved with EASI PK supports at least Q4-week dosing Phase 2a Profile Supports Potential Best-in-Class Monotherapy in Atopic Dermatitis

Week 2 Phase 2a Trial in AD Demonstrated Statistically Significant Efficacy Across Time Points © Evommune, Inc. Week 0 Week 4 Week 8 Week 12 % Average Change in EASI ↓ Dosed at Weeks 0 and 4 Placebo (n=22) EVO301 (n=48) * * % Change in EASI by Study Visit *p<0.01 ↓ % Average change in EASI is LS Mean -22 -18 -16 -22 -30 -41 -50 -55 ↓ *

IL-18 IL-31 IL-13 IL-4 / IL-13 EVO301 Demonstrated Comparable Activity at 12 Weeks to Dose-Optimized Marketed Biologics at 16 Weeks © Evommune, Inc. For illustrative purposes only. Not a head-to-head comparison. Differences exist between trial designs and study characteristics, and caution should be exercised when comparing across trials. Sources: Silverberg et al. (2016), Silverberg et al. (2023), Wollenberg et al. (2020), Ruzicka et al. (2017). Placebo-Adjusted % Improvement from Baseline in EASI Dose-Optimized Products # Doses: 2 8 8 8 8 8 8 3 EVO301 EVO301-AD001 Phase 2a 12 week N = 70 5 mg/kg IV Dupixent® SOLO 1 Phase 3 16 week N=671 600 mg W0 300 mg Q2W Dupixent® SOLO 2 Phase 3 16 week N=708 600 mg W0 300 mg Q2W Ebglyss™ ADVOCATE 1 Phase 3 16 week N=424 500 mg W0, W2 250 mg Q2W Ebglyss™ ADVOCATE 2 Phase 3 16 week N=427 500 mg W0, W2 250 mg Q2W Adbry® ECZTRA 1 Phase 3 16 week N=802 300 mg Q2W Adbry® ECZTRA 2 Phase 3 16 week N=794 300 mg Q2W Nemluvio® Phase 2a 12 week N=264 2 mg/kg QW4 EVO301: No Clinically Significant Lab Abnormalities No Conjunctivitis Reported (as is Common with Other Biologics in AD)

Planned EVO301 Phase 2b Dose-Ranging Trial in AD

Trial Initiation Expected Mid-2027

Adults with Moderate-to-Severe Atopic Dermatitis (N ≈ 180)

Randomized, Double-Blind, Placebo-Controlled Trial



Screening
Enrollment
EVO301: Dosing Regimen 1
EVO301: Dosing Regimen 2
EVO301: Dosing Regimen 3
Placebo
End of Trial
BL
W2
W4
W6
W8
W10
W12
W14
W16

Plan to explore Q2W and Q4W Regimens

Primary Endpoint

- % CFB in EASI at Week 16

Key Secondary Endpoints

- EASI-50, EASI-75, and EASI-90
- Change in vIGA
- Change in Pruritus-NRS
- Proportion of patients achieving ≥4 point reduction in Pruritus-NRS
- Change in BSA affected

Exploratory & Biomarkers

- QoL
- Biomarkers
- Target Engagement

EASI = Eczema Area and Severity Index; vIGA = Validated Investigator Global Assessment; Pruritus-NRS = Pruritus Numerical Rating Scale; BSA = Body Surface Area; BL = Baseline, QoL = Quality of Life Q4W = Every four week dosing, Q2W = Every two week dosing, CFB = Change from Baseline.

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© Evommune, Inc.
evommune

EVO756: Oral MRGPRX2 Antagonist Potential First- and Best-in-Class Dual Mechanism Modulates Both Peripheral Sensory Neurons and Mast Cells © Evommune, Inc.

EVO756: Targeting Major Unmet Need in Migraine Prevention

~30M Patients Eligible for Preventative Therapy[1]

EVO756 – Defining the Next Wave of Preventatives

1. **Oral Dosing**
2. **Novel Dual Mechanism**
3. **First-Line Potential**

1. US/EU5/JP eligible patients estimated. Sources: Clarivate "Migraine: Disease Landscape and Forecast" (2026), AHS guidelines for migraine prevention eligibility, Buse *et al.* (2024), Silberstein *et al.* (2015), Cohen *et al.* (2024), Coppola *et al.* (2025), Sakai *et al.* (2022).

21
© Evommune, Inc.
evommune

Strong Scientific Rationale for EVO756 in Migraine © Evommune, Inc. MRGPRX2 is expressed in human trigeminal neurons and meningeal mast cells Disease-Relevant Expression in vivo headache models support pathogenic role for MRGPRX2 Preclinical Validation Translational Insights Multiple MRGPRX2 ligands induce migraine in humans mAb inhibition of MRGPRX2 ligand (PACAP) shows clinical benefit in-line with CGRPs Clinical Validation

MRGPRX2: Positioned to Address Neuronal and Mast Cell Drivers of Migraine

MRGPRX2 Mediates Neuropeptide Signaling Associated with Migraine (PACAP, VIP, Substance P)



Meninges
Trigeminal Neurons:
Primary sensory neurons mediating migraine pain
Meningeal Mast Cells:
Perivascular cells in the dura responsive to PACAP, VIP, and Substance P
Trigeminal Afferents

Expression Confirmed in Disease-Relevant Tissues

Trigeminal Ganglia



MRGPRX2
nuclei

Meningeal Mast Cells



MRGPRX2
Avidin
DAPI

23
© Evommune, Inc.

Source: Evommune internal data (trigeminal neurons; *in situ* hybridization on human tissue samples), PMID: 40712576 (meningeal mast cells)

evommune

High Demand for Preventative Migraine Therapy © Evommune, Inc. Sources: Clarivate “Migraine: Disease Landscape and Forecast” (2026), AHS guidelines for migraine prevention eligibility, Buse et al. (2024), Silberstein et al. (2015), Cohen et al. (2024), Coppola et al. (2025), Sakai et al. (2022). Note: Sales represent 7 Major Markets (US, EU5, Japan); Percent of patients by therapy type exceeds 100% due to co-prescribing; % patient numbers by therapy reflect US patient breakdown. Prevention Drives ~50% of $25B Migraine Market 0 10 20 30 7MM Sales ($B) 10.2 9.3 2026 13.0 12.7 2030 $19.5 $25.7 Acute Prophylaxis >75M People Living with Migraine in 7 Major Markets ~30M Patients Eligible for Preventative Therapy in 7 Major Markets Most Patients Remain on Legacy Preventives — Targeted Therapies Drive Sales % Patients 5% 13% 20% 36% 9% 30% 113% >$8B in 2026 NSAIDs/Analgesics Calcium Channel Blockers Tricyclic Antidepressants Beta Blockers Antiepileptics Neurotoxin CGRPs Limited Therapeutic Diversity Only CGRP inhibitors and neurotoxin Inadequate Efficacy ~45% of patients do not achieve 50% improvement Tolerability Challenges Remain CGRPs associated with constipation, hypertension, Raynaud’s, nausea, allergic and injection site reactions

PACAP Triggers Migraine via MRGPRX21 © Evommune, Inc. 1. Mrgprb2 is rodent homologue. 2. In grams, measured via Orbital von Frey assessment. Source: Internal Evommune data. Confirms data published in PMID: 37516794. Facial withdrawal threshold2 in vivo data support functional role of MRGPRX21 signaling in migraine Time After PACAP Administration 1 PACAP injected directly to meninges of wild type and knockout models Facial withdrawal threshold used as functional pain readout Knockout of MRGPRX21 Reduced PACAP-Induced Migraine Symptoms MRGPRX2 Ligand PACAP Induces Headache in vivo 2

3 Neuropeptides that Trigger Migraine Signal Through MRGPRX2 © Evommune, Inc. Note that PACAP also binds PAC1, VPAC1, VPAC2, but PAC1 inhibition does not show therapeutic benefit in migraine. PACAP VIP Substance P MRGPRX2

Blocking MRGPRX2 Addresses Validated Migraine Triggers

Neuropeptide	Preclinical Evidence	Induced Headache in Humans	Clinical Validation
PACAP	✓	✓	✓
VIP	✓	✓	TBD
Substance P	✓	✓	TBD

Note that PACAP also binds PAC1, VPAC1, VPAC2, but PAC1 inhibition does not show therapeutic benefit in migraine.

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© Evommune, Inc.
evommune

EVO756 Clinical Development Overview

Trial	Phase 1 Proof-of-Concept	Phase 2	Phase 2b
N	132	30	~330
Indication	Healthy Volunteers	CIndU	Migraine
Key Takeaways	• Well-tolerated • Clear target engagement • ~70% human skin penetration • PK supports full target coverage as low as 25mg BID	• Well-tolerated • Complete responses as early as week 1 • Clear POC achieved with 70% responders • Similar activity at 50mg BID and 300mg QD doses	**Trial Initiated in July 2026, Top-line Data Expected 2027**

Safety and Tolerability Established Across All Trials to Date including CIndU and AD

CIndU = Chronic inducible urticaria; AD = Atopic dermatitis

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© Evommune, Inc.
evommune

Planned Phase 2b Dose-Ranging Trial in Migraine Prophylaxis

Top-line Data Expected in 2027

Adults with Refractory Migraine ≥6 Days/Month

(N ≈ 330)

Randomized, Double-Blind, Placebo-Controlled Trial



Screening
Enrollment
EVO756, Dose 1
EVO756, Dose 2
Placebo
BL
W12

Exploring daily doses up to100 mg

Primary Endpoint

- Mean CFB in MMD

Key Secondary Endpoints

- ≥50%, ≥75% reduction in MMD
- CFB in MHDs and MMD
- CFB in monthly acute migraine medication use

Exploratory Endpoints

- Patient subtyping
- Changes in biomarkers
- Change in migraine-specific QoL

29
© Evommune, Inc.

BL = Baseline; CFB = change from baseline; MMD = monthly migraine days; MHD = monthly headache days; QoL = quality of life evommune

EVO646: Oral TLR7/8 Antagonist Potential Best-in-Class Dual Mechanism (Type I Interferon and Pathogenic B-Cell / Autoantibody) for Autoimmune Disease © Evommune, Inc.

TLR7/8 Inhibition Suppresses Two Major Drivers of Autoimmune Disease

Type I Interferon Pathway

Suppresses pDC-driven type I interferon production


pDC
IFNa
IFNb
IL-6
Inflammation
IL1β
TNFα

↓ **Type I IFN**

Pathogenic B-Cell Pathway

Reduces B-cell activation, plasmablast differentiation, and autoantibody production


B cell
Plasma cell
Elevated antibody

↓ **Autoantibodies**

Single Target with Complementary Effects on Two Major Drivers of Autoimmune Disease

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© Evommune CONFIDENTIAL
evommune

Large Market Opportunity for TLR7/8

Autoimmune Indications: Highly Valued Segment of I&I Market

Strong Scientific Rationale for TLR7/8 in Autoimmune Diseases

Human Genetics
Strong causal link of TLR7 to autoimmune disease

Preclinical Validation
TLR7-/- mice resistant to autoimmune/inflammatory models

Mechanistic Insights
Multimodal MoA: limiting type 1 interferons and pathogenic B-cells/auto-antibody production

Clinical POC
TLR7 inhibition demonstrated clinical benefit in CLE

TLR7/8 Potential Indications

6M Patients Initial Targeted Indications[1]



Cutaneous Lupus Erythematosus
Type 1 IFN Driven
Psoriasis
Sjogren's Syndrome
Myasthenia Gravis
Systemic Sclerosis
Graves / Thyroid Eye Disease
Systemic Lupus Erythematous
Lupus Nephritis
Autoimmune Hemolytic / Pernicious Anemia
Immune Thrombo-Cytopenia
B-Cell / aAb Driven
Multiple Pemphigoid Indications

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© Evommune CONFIDENTIAL

1. Evommune internal estimates based on initial potential indications.

evommune

EVO646: Strategic Approach for a Best-in-class TLR7/8 Inhibitor Developed through Partnership with Accutar Biotech © Evommune CONFIDENTIAL Attribute Targeted Outcome Potency <10 nM IC50 against human TLR7/8 Selectivity >100-fold less potent at inhibiting TLR9  Dosing QD dosing, with ≤100 mg dosed per day  Cover the IC90 at trough levels Off-Target Activity ≥100-fold vs off-target safety panels Sufficient window to support Cmax safety considerations for QD DDI Minimal compound related drug-drug interaction ADME/PK Standard profile to support all above points  IP Clear novelty and FTO Accutar Biotech is a clinical stage biotech company focused on AI-empowered drug discovery, and its application to the discovery and development of clinically differentiated medicines.

EVO646 Has Best-in-Class Potential

	EVO646 (Evommune)	Afimetoran (BMS/Beeline)	Enpatoran (Merck Serono)
Potency (nM) (HEK293T)	6.70	1.70	11.2
In vivo* activity Mouse PD	>80% inhibition @ 1mpk	>80% inhibition @ 1mpk	>80% inhibition @ 1mpk
Dosing	QD	QD	BID
Safety	>10uM hERG 1/87 CEREP	9.29 uM hERG 6/87 CEREP	N/D *(data in progress)*



Mouse PD
IL-6
% IL-6 Response
(Rel. to Vehicle)
150
100
50
0
EVO646
Beeline
Merck
Vehicle
0.1 mg/kg
1.0 mg/kg
10mg/kg

*acute R848 model →output highlights combined impact of potency, PPB, and bioavailability
CEREP hits = >50% inhibition @ 10uM

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© Evommune CONFIDENTIAL
evommune

Established Clinical Validation for TLR7/8 Inhibition

Positive Phase 2 Efficacy with enpatoran Establishes Proof-of-Concept for TLR7/8 Inhibition[1]

Enpatoran Demonstrated Phase 2 Activity in CLE

Willow Cohort A, Week 16[2]



62%
41%
52%
23%
Change from baseline CLASI-A
CLASI-70
Enpatoran
Placebo

Afimetoran[3] Validated TLR7/8 Inhibition in SLE Phase 2 Met SRI-4 Primary Across All 3 Doses[4]

~Complete TLR7/8 blockade

Low QD doses; near-complete ex vivo IL-6 inhibition

Rapid IFN-GS Suppression

8/8 CLE pts; evident by Wk1 and sustained to Wk16

Early Cutaneous Activity

CLASI-A50: 50% vs 0% PBO; mean change −43% vs −3% (small n)

1. Enpatoran is an investigational product being developed by EMD Serano 2. Enpatoran WILLOW Phase 2, Cohort A (ACR 2025)
3. Afimetoran is an investigational product being developed Beeline Medicines 4. Afimetoran Phase 2 in Systemic Lupus Erythematosus (Sept 2026)

35
© Evommune CONFIDENTIAL
evommune

Key Milestones Ahead For Evommune (NYSE: EVMN) © Evommune, Inc. ~$287M Cash and Investments; Expected Runway Into 2029 Championing Innovation for Chronic Inflammation EVO301 IL-18BP Plan to initiate Phase 2b in AD with subcutaneous formulation in mid-2027 EVO756 MRGPRX2 Expect top-line data from Phase 2b migraine trial in 2027 EVO646 TLR7/8 Plan to initiate Phase 1 in 1H 2027 Research Anticipate new programs entering the clinic with a steady cadence

Thank You! www.evommune.com © Evommune, Inc.

Appendix © Evommune, Inc.

Proven and Experienced Leadership Team Has Delivered Almost 30 NDAs and BLAs



Luis Peña
Founder, President & CEO



Eugene Bauer, MD
Founder, CMO



Kyle Carver, MBA
CFO



Jeegar Patel, PhD
CSO



Greg Moss, Esq
CBO & CLO



Janice Drew, MPH
Chief of Development Operations



Daniel Burge, MD
SVP, Clinical Development



Lou Sehl, PhD
SVP, Technical Operations



Mark Jackson, MD
SVP, Clinical Development

Leadership in >25 Companies

- Dermira *(Acquired by Eli Lilly for $1.1B)*
- Kadmon *(Acquired by Sanofi for $1.9B)*
- Lilly
- sanofi
- Genentech – A Member of the Roche Group
- Stanford Medicine
- Stiefel *(Acquired by GlaxoSmithKline for $2.9B)*
- Allergan
- Peplin – Innovation in Dermatology *(Acquired by LEO Pharma for $288M)*
- MyoKardia *(Acquired by Bristol Myers Squibb for $13.1B)*
- Proteolix
- ImClone Systems *(Acquired by Eli Lilly for $6.5B)*
- connetics *(Acquired by Stiefel for $930M)*
- Cohesion *(Acquired by Angiotech for ~$50M)*
- GSK
- Roche

Key Roles in Almost 30 NDA / BLAs

- Ebglyss (lebrikizumab-lbkz) 250mg/2mL injection
- Rezurock (belumosudil) tablets
- Xolair Omalizumab
- Cimzia (certolizumab pegol)
- Botox OAB
- Eucrisa crisaborole ointment 2%
- TNKase Tenecteplase
- Activase Alteplase
- Qbrexza (glycopyrronium) cloth
- Kyprolis (carfilzomib)
- Lartruvo (olaratumab) Injection 10 mg/mL
- Portrazza necitumumab injection 800mg/50mL vial
- Picato (ingenol mebutate) gel 0.015%, 0.05%
- Soriatane (acitretin) Capsules
- Cyramza (ramucirumab)
- Extina (ketoconazole) Foam, 2%
- Camzyos (mavacamten) capsules
- Clovique Trientine Hydrochloride Capsules, USP
- Coseal Surgical Sealant
- CellCept (mycophenolate mofetil)
- Liletta
- Kerydin (tavaborole) topical solution, 5%
- Veltin (clindamycin phosphate and tretinoin) Gel 1.2%/0.025%
- Vitagel
- Evoclin (clindamycin phosphate) Foam, 1%
- Fabior (tazarotene) Foam, 0.1%

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© Evommune, Inc.

Footnotes: Acquisition prices from press releases

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